Employee Benefit Plan	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plan
Employee Benefit Plan
The Company sponsors a defined contribution 401(k) plan (Plan) in which substantially all U.S. employees are eligible to participate. The Company matches 100 percent of each participant’s pre-tax contributions in an amount not exceeding 4 percent of the participant's compensation and 50 percent of each participant’s pre-tax contributions in an amount not exceeding 2 percent of the participant's compensation, up to the maximum amount of contributions allowed by law. The costs of our matching contributions to the Plan were $4.7 million, $3.6 million and $2.8 million in 2014, 2013 and 2012, respectively. Employees become 100 percent vested in the employer match contributions immediately upon participation in the Plan.